UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): August 12, 2020

INSPIRED ENTERTAINMENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36689	47-1025534
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

250 West 57th Street, Suite 415 New York, New York	10107
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 565-3861

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	INSE	The NASDAQ Stock Market LLC
Preferred Stock Purchase Rights(1)		The NASDAQ Stock Market LLC

(1)	The Preferred Stock Purchase Rights are no longer outstanding and will cease to be listed and/or registered under Section 12(b) of the Securities Exchange Act of 1934 10 calendar days from the filing with the Securities and Exchange Commission of a Form 25 with respect to the Preferred Stock Purchase Rights.

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03	Material Modification to Rights of Security Holders.

As of 5:00 PM New York City time on August 12, 2020, the rights (the “Rights”) issued under that certain Rights Agreement, dated as of August 13, 2017 (the “Rights Agreement”), by and between Inspired Entertainment, Inc., a Delaware corporation (the “Company”), and Continental Stock Transfer & Trust Company, as the rights agent, to purchase, under certain circumstances, from the Company one one-thousandth of a share of Series A Junior Participating Preferred Stock, par value $0.0001 per share (the “Series A Preferred Stock”), of the Company expired pursuant to the terms of the Rights Agreement, and the Rights Agreement was effectively terminated. As a result, shares of common stock of the Company, par value $0.0001 per share, are no longer accompanied by the Rights, and the Rights Agreement is of no further force or effect.

The foregoing description of the terms of the Rights Agreement and the Rights issued thereunder does not purport to be complete and is qualified in its entirety by reference to the full text of the Rights Agreement, which is incorporated herein by reference to Exhibit 4.1 to the Company’s Registration Statement on Form 8-A filed with the Securities and Exchange Commission on August 14, 2017.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the effective termination of the Rights Agreement and the expiration of the Rights issued thereunder as described in Item 3.03 above, the Company filed a certificate of elimination (the “Certificate of Elimination”) with the Secretary of State of the State of Delaware on August 13, 2020, which Certificate of Elimination eliminated from the Company’s Second Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) all matters with respect to the Series A Preferred Stock set forth in the Certificate of Incorporation, and as a result, under the Delaware General Corporation Law, the Series A Preferred Stock will no longer be an authorized series of Company preferred stock. Prior to the expiration of the Rights, the Series A Preferred Stock would have been issuable, under certain circumstances, upon the exercise of the Rights.

The foregoing description of the Certificate of Elimination does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Elimination, which is incorporated herein by reference to Exhibit 3.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:
Exhibit Number	Exhibit Description

3.1	Certificate of Elimination of Series A Junior Participating Preferred Stock, dated August 13, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 14, 2020	INSPIRED ENTERTAINMENT, INC.

	By:	/s/ A. Lorne Weil
Name: A. Lorne Weil
Title: Executive Chairman

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